UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 7, 2023 (February 2, 2023)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On February 2, 2023, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), provided notice of its termination of the common stock At-The-Market Equity Offering Sales Agreement, dated as of December 3, 2019, as amended on February 22, 2022 (the “Common Stock Sales Agreement”), by and among the Company, Gladstone Commercial Limited Partnership (“GCLP”), Robert W. Baird & Co. Incorporated (“Baird”), Goldman Sachs & Co. LLC (“Goldman”), Stifel, Nicolaus & Company, Incorporated (“Stifel”), BTIG, LLC and Fifth Third Securities, Inc. (“Fifth Third”) and the 6.625% Series E Cumulative Redeemable Preferred Stock At-The-Market Equity Offering Sales Agreement, dated as of December 3, 2019 (the “Series E Preferred Stock Sales Agreement”), by and among the Company, GCLP, Baird, Goldman, Stifel, Fifth Third and U.S. Bancorp Investments, Inc. As a result of the Company’s notice, the Common Stock Sales Agreement and the Series E Preferred Stock Sales Agreement are terminated effective as of February 10, 2023. The notice of termination for the Common Stock Sales Agreement and the Series E Preferred Stock Sales Agreement was provided in connection with the February 11, 2023 expiration of the Company’s registration statement on Form S-3 (File No. 333-236143). The Company is not subject to any termination penalties related to the termination of the Common Stock Sales Agreement and the Series E Preferred Stock Sales Agreement.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

February 7, 2023	By:	/s/ Gary Gerson
(Gary Gerson, Chief Financial Officer)